UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Dividend Income Fund (EVT)

Annual Report

August 31, 2013

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and is not subject to the CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report August 31, 2013

Eaton Vance

Tax-Advantaged Dividend Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Annual Meeting of Shareholders	24

Dividend Reinvestment Plan	25

Board of Trustees’ Contract Approval	27

Management and Organization	30

Important Notices	32

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the 12-month period started in September 2012, U.S. stocks were in the midst of a summer-long rally that continued into early October 2012, despite weak employment, growth and consumer spending reports. Investors anticipated that worsening economic news would prompt the U.S. Federal Reserve Board (the Fed) to initiate additional rounds of asset purchases, known collectively as “quantitative easing,” to stimulate the economy — which it did in September 2012 and December 2012.

From early October 2012 through late December 2012, U.S. stocks gave back some of their gains, as investors worried about a federal budget impasse that left the United States rushing toward a self-imposed, so-called, “fiscal cliff.” However, in the final days of 2012, a deal to avert the cliff sparked an equity rally that continued into May 2013. This time, the rally was driven largely by strengthening U.S. economic data, as employment slowly improved and the housing market appeared to have finally turned the corner after its 2008 collapse.

In late May 2013, however, Fed Chairman Ben Bernanke surprised the markets by indicating that the Fed’s $85 billion in monthly asset purchases could begin to taper off sooner than most investors had expected. The negative effect on the markets was swift and dramatic. Bond investors rushed to sell assets in anticipation of rising rates. The prospect of an end to the Fed’s economic stimulus weighed on equities as well.

By late June 2013, U.S. equities resumed their upward trajectory. The S&P 500 Index2, a broad measure of the U.S. stock market, closed at an all-time high on August 2, 2013. Factors contributing to the rally included some backtracking by the Fed on its earlier statements, ongoing improvements in housing and other U.S. economic data, a strengthening U.S. dollar and news from Europe that the eurozone had officially come out of recession. In addition, rising U.S. interest rates, combined with economic problems in Brazil and India, helped instigate a capital flight out of emerging markets and into the United States, providing another boost to U.S. markets.

The final weeks of the period proved challenging for stocks globally, as investors worried about the growing possibility that a U.S. strike on Syria could spark geopolitical turmoil and a run-up in oil prices.

Fund Performance

For the 12-month period ended August 31, 2013, Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund)

had a total return of 14.45% at net asset value (NAV), underperforming the Fund’s primary benchmark, the Russell 1000 Value Index (the Index), which returned 23.10% for the same period.

Within the Fund’s common stock allocation, stock selection and, to a lesser extent, sector allocation drove underperformance relative to the Index. Key detractors from performance versus the Index included stock selection in information technology and consumer staples, as well as stock selection and an underweight position in financials. The Fund invested outside its U.S.-only benchmark, particularly in Western Europe, to potentially take advantage of higher yields overseas. However, overseas investments hampered the Fund’s performance versus the Index as U.S. equities overall outperformed European stocks. By contrast, stock selection in utilities and industrials helped the performance of the Fund’s common stock allocation versus the Index.

As of the end of the period, the Fund had leverage of 23.94%6 of the Fund’s aggregate net assets plus borrowings outstanding. Leverage has the effect of magnifying the Fund’s exposure to its underlying investments in both up and down markets, and thus aided Fund performance versus the Index during a period when equities performed strongly.

As of August 31, 2013, the Fund had approximately 31% of its total investments in preferred securities (i.e., preferred stocks and corporate bonds and notes). Preferred securities, being interest-rate sensitive, were negatively impacted by rising rates in the last several months of the period. Yet, while the Fund’s preferred allocation underperformed the Index for the 12-month period and thus held back overall relative performance versus the Index, the preferred allocation did outperform the preferred market (as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index). This outperformance versus the preferred market resulted from several factors. The Fund largely avoided the new issue preferred market in the final months of the period, as rising rates led to a sell-off in new issues. Overweighting high-yield issues also aided the Fund’s relative performance versus the preferred market, as those issues generally “out-yielded” the preferred market and were less negatively impacted by rising rates.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Performance2,3

Portfolio Managers Judith A. Saryan, CFA, Aamer Khan, CFA and John H. Croft, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	09/30/2003	14.45%	4.54%	8.15%
Fund at Market Price	—	14.09	5.45	7.06
Russell 1000 Value Index	—	23.10%	6.68%	7.71%
BofA Merrill Lynch Fixed Rate Preferred SecuritiesIndex	—	–1.86	4.30	2.04

% Premium/Discount to NAV[4]
				–9.59%

Distributions[5]
Total Distributions per share for the period				$1.290
Distribution Rate at NAV				6.62%
Distribution Rate at Market Price				7.32%

% Total Leverage[6]
Borrowings				23.94%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Fund Profile

Country Allocation (% of total investments)

Common Stock Sector Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

Chevron Corp.	3.1%
ENI SpA	1.9
Pfizer, Inc.	1.9
Union Pacific Corp.	1.8
Wells Fargo & Co.	1.7
NextEra Energy, Inc.	1.7
Edison International	1.7
Citigroup, Inc.	1.6
Microsoft Corp.	1.6
JPMorgan Chase & Co.	1.5

Total	18.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Russell 1000 Value Index is an unmanaged index of U.S. large-cap value stocks. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. BofA Merrill Lynch® indices not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report, BofAML does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

Fund profile subject to change due to active management.

5

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Portfolio of Investments

Common Stocks — 89.1%

Security	Shares	Value

Aerospace & Defense — 4.4%
Boeing Co. (The)	159,890	$16,615,769
Honeywell International, Inc.	301,690	24,005,473
United Technologies Corp.	220,730	22,095,073

		$62,716,315

Capital Markets — 1.8%
Morgan Stanley(1)	1,005,630	$25,905,029

		$25,905,029

Chemicals — 3.3%
CF Industries Holdings, Inc.	89,500	$17,035,430
LyondellBasell Industries N.V., Class A	221,240	15,519,986
PPG Industries, Inc.	90,500	14,137,005

		$46,692,421

Commercial Banks — 6.8%
Barclays PLC	2,000,000	$8,761,213
Natixis	3,335,000	14,363,922
PNC Financial Services Group, Inc. (The)	372,080	26,890,222
Regions Financial Corp.(1)	1,508,450	14,179,430
Wells Fargo & Co.(1)	775,180	31,844,394

		$96,039,181

Communications Equipment — 1.1%
Cisco Systems, Inc.	667,960	$15,570,148

		$15,570,148

Computers & Peripherals — 1.1%
Hewlett-Packard Co.	710,520	$15,873,017

		$15,873,017

Construction & Engineering — 0.1%
Impregilo SpA	172,167	$776,582

		$776,582

Consumer Finance — 1.9%
Discover Financial Services	573,210	$27,084,173

		$27,084,173

Diversified Financial Services — 6.0%
Bank of America Corp.	1,808,284	$25,532,970
Citigroup, Inc.(1)	623,490	30,133,271

Security	Shares	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co.(1)	568,690	$28,735,906

		$84,402,147

Diversified Telecommunication Services — 3.4%
AT&T, Inc.	380,880	$12,885,170
Bezeq Israeli Telecommunication Corp., Ltd.	6,500,000	10,590,711
Deutsche Telekom AG	851,194	10,897,346
Telenor ASA	683,830	14,188,285

		$48,561,512

Electric Utilities — 4.4%
Edison International(1)	680,810	$31,242,371
NextEra Energy, Inc.(1)	392,190	31,516,388

		$62,758,759

Electrical Equipment — 1.4%
Emerson Electric Co.	211,180	$12,748,937
Generac Holdings, Inc.	171,104	6,774,007

		$19,522,944

Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	990,550	$13,907,322

		$13,907,322

Food Products — 3.5%
Kraft Foods Group, Inc.(1)	457,607	$23,690,314
Mondelez International, Inc., Class A(1)	626,331	19,209,572
Nestle SA(1)	106,590	6,975,697

		$49,875,583

Gas Utilities — 0.3%
Snam Rete Gas SpA	1,031,885	$4,827,080

		$4,827,080

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	432,420	$14,412,559
Covidien PLC(1)	407,990	24,234,606
Medtronic, Inc.	124,000	6,417,000

		$45,064,165

Hotels, Restaurants & Leisure — 1.7%
McDonald’s Corp.(1)	258,440	$24,386,398

		$24,386,398

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Industrial Conglomerates — 0.4%
General Electric Co.	271,520	$6,282,973

		$6,282,973

Insurance — 5.7%
ACE, Ltd.	278,560	$24,435,283
Aflac, Inc.(1)	382,140	22,083,871
AXA SA	834,670	18,191,689
MetLife, Inc.	344,930	15,932,317

		$80,643,160

IT Services — 0.5%
International Business Machines Corp.(1)	35,400	$6,452,358

		$6,452,358

Machinery — 1.3%
Caterpillar, Inc.	80,000	$6,603,200
Deere & Co.	144,810	12,111,908

		$18,715,108

Media — 2.2%
Comcast Corp., Class A(1)	367,050	$15,449,134
Walt Disney Co. (The)(1)	261,460	15,904,612

		$31,353,746

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.(1)	438,498	$13,251,410

		$13,251,410

Multi-Utilities — 1.8%
Sempra Energy(1)	301,690	$25,468,670

		$25,468,670

Oil, Gas & Consumable Fuels — 12.4%
Chevron Corp.(1)	477,390	$57,492,078
ENI SpA	1,552,700	35,367,047
Exxon Mobil Corp.(1)	286,600	24,980,056
HollyFrontier Corp.	226,260	10,064,045
Marathon Oil Corp.	624,500	21,501,535
Occidental Petroleum Corp.(1)	301,690	26,612,075

		$176,016,836

Security	Shares	Value

Pharmaceuticals — 8.0%
AstraZeneca PLC	186,040	$9,160,128
Johnson & Johnson(1)	90,500	7,820,105
Merck & Co., Inc.(1)	599,667	28,358,252
Pfizer, Inc.(1)	1,226,880	34,610,285
Roche Holding AG PC	80,450	20,053,377
Sanofi	142,800	13,685,441

		$113,687,588

Real Estate Investment Trusts (REITs) — 2.4%
AvalonBay Communities, Inc.(1)	117,650	$14,576,835
Public Storage, Inc.	130,730	19,958,549

		$34,535,384

Road & Rail — 2.3%
Union Pacific Corp.(1)	213,190	$32,733,193

		$32,733,193

Semiconductors & Semiconductor Equipment — 0.5%
Analog Devices, Inc.	139,373	$6,450,182

		$6,450,182

Software — 3.2%
Microsoft Corp.(1)	880,000	$29,392,000
Oracle Corp.(1)	520,920	16,596,511

		$45,988,511

Specialty Retail — 1.1%
Home Depot, Inc. (The)(1)	217,210	$16,179,973

		$16,179,973

Tobacco — 0.5%
Swedish Match AB	182,340	$6,364,384

		$6,364,384

Wireless Telecommunication Services — 0.5%
Tele2 AB, Class B	544,064	$6,832,186

		$6,832,186

Total Common Stocks (identified cost $1,023,797,368)		$1,264,918,438

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Portfolio of Investments — continued

Preferred Stocks — 31.2%

Security	Shares	Value

Banks — 0.8%
Lloyds Banking Group PLC, 6.657% to 5/21/37(1)(2)(3)	12,213	$11,405,251

		$11,405,251

Capital Markets — 1.9%
Affiliated Managers Group, Inc., 6.375%	94,425	$2,221,018
Bank of New York Mellon Corp. (The), 5.20%	331,683	7,124,551
Charles Schwab Corp. (The), Series A, 7.00% to 2/1/22(1)(2)	7,065	7,815,460
Goldman Sachs Group, Inc. (The), Series I, 5.95%	171,000	3,905,640
Goldman Sachs Group, Inc. (The), Series J, 5.50% to 5/10/23(2)	224,950	5,095,117
State Street Corp., Series C, 5.25%	62,378	1,345,493

		$27,507,279

Commercial Banks — 11.8%
Barclays Bank PLC, 7.625%	4,735	$4,736,677
CBA Capital Trust II, 6.024% to 3/15/16(1)(2)(3)	5,000	5,375,180
Citigroup, Inc., Series B, 5.90% to 2/15/23(2)	6,060	5,767,902
CoBank ACB, Series F, 6.25% to 10/1/22(2)(3)	94,700	9,680,120
Deutsche Bank Contingent Capital Trust III, 7.60%	204,580	5,386,591
Farm Credit Bank of Texas, 6.75% to 9/15/23(2)(3)(4)	13,800	1,386,038
Farm Credit Bank of Texas, Series 1, 10.00%	8,678	10,299,701
First Tennessee Bank, 3.75%(3)(5)	4,660	3,432,381
HSBC Capital Funding LP, Series 2, 10.176% to 6/30/30(1)(2)(3)	4,737	6,793,133
JPMorgan Chase & Co., Series 1, 7.90% to 4/30/18(1)(2)	7,834	8,856,899
JPMorgan Chase & Co., Series Q, 5.15% to 5/1/23(2)	2,760	2,493,928
JPMorgan Chase & Co., Series R, 6.00% to 8/1/23(2)	4,566	4,386,404
KeyCorp, Series A, 7.75%	115,024	14,436,087
Regions Financial Corp., Series A, 6.375%	564,400	13,020,708
Royal Bank of Scotland Group PLC, Series 1, 7.648% to 9/30/31(2)	3,985	4,054,753
Royal Bank of Scotland Group PLC, Series T, 7.25%	128,495	2,947,675
Standard Chartered PLC, 7.014% to 7/30/37(1)(2)(3)	135.97	13,839,741
SunTrust Banks, Inc., Series E, 5.875%	376,000	8,246,620
Synovus Financial Corp., Series C, 7.875% to 8/1/18(2)(4)	175,520	4,732,283
Texas Capital Bancshares, Inc., 6.50%	274,290	6,180,110
Texas Capital Bancshares, Inc., Series A, 6.50%	47,100	1,079,061
Webster Financial Corp., Series E, 6.40%	187,995	4,416,473
Wells Fargo & Co., Series L, 7.50%	15,390	17,467,650
Zions Bancorporation, Series G, 6.30% to 3/15/23(2)	192,905	4,761,378
Zions Bancorporation, Series J, 7.20% to 9/15/23(2)	4,120	4,126,180

		$167,903,673

Security	Shares	Value

Consumer Finance — 1.6%
Ally Financial, Inc., Series A, 8.50% to 5/15/16(2)	187,367	$5,035,020
Capital One Financial Corp., Series B, 6.00%	343,900	7,655,214
Discover Financial Services, Series B, 6.50%	436,750	10,343,332

		$23,033,566

Diversified Financial Services — 3.3%
Bank of America Corp., Series U, 5.20% to 6/1/23(2)	4,520	$4,095,472
General Electric Capital Corp., Series A, 7.125% to 6/15/22(2)	91.74	10,272,352
General Electric Capital Corp., Series B, 6.25% to 12/15/22(2)	50.05	5,168,522
KKR Financial Holdings, LLC, Series A, 7.375%	377,100	9,356,794
RBS Capital Funding Trust VII, Series G, 6.08%	382,030	7,705,545
UBS AG, 7.625%(1)	9,485	10,438,962

		$47,037,647

Electric Utilities — 3.5%
Electricite de France SA, 5.25% to 1/29/23(1)(2)(3)	11,800	$11,141,068
Entergy Arkansas, Inc., 4.90%	96,455	1,938,147
Entergy Arkansas, Inc., 6.45%	325,000	8,064,063
Entergy Louisiana, LLC, 6.95%	14,484	1,454,285
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	112,500	2,482,031
NextEra Energy Capital Holdings, Inc., Series I, 5.125%	2,586	51,478
Southern California Edison Co., Series D, 6.50%	91,800	9,713,588
Southern California Edison Co., Series E, 6.25% to 2/1/22(1)(2)	4,967	5,240,540
Virginia Electric and Power Co., 6.12%	90	9,124,647

		$49,209,847

Food Products — 1.1%
Dairy Farmers of America, 7.875%(3)	94,450	$10,135,665
Ocean Spray Cranberries, Inc., 6.25%(3)	57,835	5,172,618

		$15,308,283

Insurance — 2.4%
American Overseas Group, Ltd., Series A, 7.50% to 12/15/16(2)(4)	13,000	$5,200,812
Aspen Insurance Holdings, Ltd., 5.95% to 7/1/23(2)	70,552	1,698,892
Aspen Insurance Holdings, Ltd., 7.401% to 1/1/17(2)	89,150	2,344,645
Endurance Specialty Holdings, Ltd., Series B, 7.50%	185,750	4,634,463
Montpelier Re Holdings, Ltd., 8.875%	403,419	10,565,544
Prudential PLC, 6.50%(1)	8,732	8,831,448

		$33,275,804

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Shares	Value

Machinery — 0.8%
Stanley Black & Decker, Inc., 5.75%	511,817	$11,739,802

		$11,739,802

Multi-Utilities — 0.3%
DTE Energy Co., Series C, 5.25%	194,047	$4,038,118

		$4,038,118

Pipelines — 0.5%
NuStar Logistics LP, 7.625% to 1/15/18(2)	283,020	$7,287,765

		$7,287,765

Real Estate Investment Trusts (REITs) — 2.1%
Boston Properties, Inc., Series B, 5.25%	88,392	$1,855,348
CapLease, Inc., Series A, 8.125%	212,579	5,371,871
Cedar Realty Trust, Inc., Series B, 7.25%	188,900	4,391,925
Chesapeake Lodging Trust, Series A, 7.75%	73,431	1,835,775
DDR Corp., Series J, 6.50%	250,000	5,725,000
DDR Corp., Series K, 6.25%	129,500	2,841,878
Sunstone Hotel Investors, Inc., Series D, 8.00%	239,400	6,074,775
Taubman Centers, Inc., Series K, 6.25%	70,600	1,545,434

		$29,642,006

Telecommunications — 0.2%
Centaur Funding Corp., 9.08%(3)	2,402	$2,898,163

		$2,898,163

Thrifts & Mortgage Finance — 0.9%
Elmira Savings Bank FSB (The), 8.998% to 12/31/17(2)	4,750	$4,560,000
EverBank Financial Corp., Series A, 6.75%	376,200	8,413,713

		$12,973,713

Total Preferred Stocks (identified cost $444,128,877)		$443,260,917

Corporate Bonds & Notes — 9.9%

Security	Principal Amount (000’s omitted)	Value

Chemicals — 0.2%
Sinochem Group, 5.00% to 11/2/18, 12/29/49(2)(3)	$2,350	$2,144,375

		$2,144,375

Security	Principal Amount (000’s omitted)	Value

Commercial Banks — 1.8%
Banco do Brasil SA, 6.25% to 4/15/24, 12/29/49(2)(3)	$2,400	$1,878,000
Banco Industriale Comercial SA, 8.50%, 4/27/20(3)	2,010	1,633,125
Citigroup Capital III, 7.625%, 12/1/36	4,730	5,309,425
Credit Suisse AG, 6.50%, 8/8/23(3)	4,682	4,729,120
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(1)(2)(3)	5,691	7,142,205
Regions Financial Corp., 7.375%, 12/10/37	540	582,433
SunTrust Preferred Capital I, 4.00%, 6/29/49(5)	5,100	4,131,000

		$25,405,308

Diversified Financial Services — 1.1%
HSBC Finance Capital Trust IX, 5.911% to 11/30/15, 11/30/35(2)	$2,900	$2,954,375
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(1)(2)(3)	14,296	12,759,180

		$15,713,555

Diversified Telecommunication Services — 0.6%
Koninklijke KPN NV, 7.00% to 3/28/23, 3/28/73(2)(3)	$8,049	$8,072,688

		$8,072,688

Electric Utilities — 1.0%
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(1)(2)	$13,510	$13,993,874

		$13,993,874

Industrial Conglomerates — 0.5%
Hutchison Whampoa International 12, Ltd., 6.00% to 5/7/17, 5/29/49(2)(3)	$6,900	$7,296,750

		$7,296,750

Insurance — 3.6%
Allstate Corp. (The), 5.75% to 8/15/23, 8/15/53(2)	$7,020	$6,927,863
Allstate Corp. (The), Series B, 6.125% to 5/15/17, 5/15/37, 5/15/67(2)(6)	1,565	1,641,294
MetLife Capital Trust IV, 7.875%, 12/15/67(3)	794	905,160
MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(1)(2)(6)	4,575	6,793,875
QBE Capital Funding II, LP, 6.797% to 6/1/17, 6/29/49(2)(3)	3,685	3,712,638
QBE Capital Funding III, Ltd., 7.25% to 5/24/21, 5/24/41(1)(2)(3)	6,719	7,099,033
Swiss Re Capital I, LP, 6.854% to 5/25/16, 5/25/49(1)(2)(3)	8,921	9,367,050

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insurance (continued)
XL Capital, Ltd., Series E, 6.50% to 4/15/17, 12/29/49(1)(2)	$15,407	$14,983,307

		$51,430,220

Pipelines — 1.1%
DCP Midstream, LLC, 5.85% to 5/21/23, 5/21/43(2)(3)	$5,497	$5,125,952
Energy Transfer Partners, LP, 3.283%, 11/1/66(3)(5)	6,225	5,633,625
Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(1)(2)	5,105	5,441,588

		$16,201,165

Total Corporate Bonds & Notes (identified cost $127,618,149)		$140,257,935

Short-Term Investments — 1.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.10%(7)	$15,931	$15,930,910

Total Short-Term Investments (identified cost $15,930,910)		$15,930,910

Total Investments — 131.3% (identified cost $1,611,475,304)		$1,864,368,200

Other Assets, Less Liabilities — (31.3)%		$(444,353,279)

Net Assets — 100.0%		$1,420,014,921

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Security converts to floating rate after the indicated fixed-rate coupon period.

(3)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At August 31, 2013, the aggregate value of these securities is $158,758,259 or 11.2% of the Fund’s net assets.

(4)	Non-income producing security.

(5)	Variable rate security. The stated interest rate represents the rate in effect at August 31, 2013.

(6)

The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(7)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2013.

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	81.2%	$1,514,590,313
Switzerland	3.5	65,560,527
France	2.9	53,383,257
Italy	2.2	40,970,709
United Kingdom	1.7	32,274,267
Cayman Islands	1.3	25,178,220
Ireland	1.3	24,234,606
Netherlands	1.3	23,592,674
Bermuda	1.0	19,243,544
Norway	0.8	14,188,285
Sweden	0.7	13,196,570
Germany	0.6	10,897,346
Australia	0.6	10,811,671
Israel	0.6	10,590,711
Brazil	0.2	3,511,125
China	0.1	2,144,375

Total Investments	100.0%	$1,864,368,200

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Statement of Assets and Liabilities

Assets	August 31, 2013
Unaffiliated investments, at value (identified cost, $1,595,544,394)	$1,848,437,290
Affiliated investment, at value (identified cost, $15,930,910)	15,930,910
Cash	54,525
Restricted cash*	1,476,000
Foreign currency, at value (identified cost, $3,433,274)	3,375,709
Dividends and interest receivable	8,311,991
Interest receivable from affiliated investment	1,678
Receivable for investments sold	34,522,274
Receivable for open forward foreign currency exchange contracts	950,637
Tax reclaims receivable	5,265,061
Total assets	$1,918,326,075

Liabilities
Notes payable	$447,000,000
Payable for investments purchased	49,396,700
Payable to affiliate:
Investment adviser fee	1,373,324
Accrued expenses	541,130
Total liabilities	$498,311,154
Net Assets	$1,420,014,921

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 72,835,900 shares issued and outstanding	$728,359
Additional paid-in capital	1,382,213,413
Accumulated net realized loss	(230,279,534)
Accumulated undistributed net investment income	13,155,214
Net unrealized appreciation	254,197,469
Net Assets	$1,420,014,921

Net Asset Value
($1,420,014,921 ÷ 72,835,900 common shares issued and outstanding)	$19.50

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Statement of Operations

Investment Income	Year Ended August 31, 2013
Dividends (net of foreign taxes, $6,066,450)	$113,468,443
Interest	8,783,343
Interest income allocated from affiliated investment	32,444
Expenses allocated from affiliated investment	(3,849)
Total investment income	$122,280,381

Expenses
Investment adviser fee	$15,759,230
Trustees’ fees and expenses	68,000
Custodian fee	505,100
Transfer and dividend disbursing agent fees	19,373
Legal and accounting services	204,378
Printing and postage	68,297
Interest expense and fees	4,221,054
Miscellaneous	233,656
Total expenses	$21,079,088
Deduct —
Reduction of custodian fee	$109
Total expense reductions	$109

Net expenses	$21,078,979

Net investment income	$101,201,402

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$79,783,513
Investment transactions allocated from affiliated investment	934
Proceeds from securities litigation settlements	1,042,033
Foreign currency and forward foreign currency exchange contract transactions	(5,259,044)
Net realized gain	$75,567,436
Change in unrealized appreciation (depreciation) —
Investments	$3,083,563
Foreign currency and forward foreign currency exchange contracts	1,493,978
Net change in unrealized appreciation (depreciation)	$4,577,541

Net realized and unrealized gain	$80,144,977

Net increase in net assets from operations	$181,346,379

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2013	2012
From operations —
Net investment income	$101,201,402	$87,523,920
Net realized gain from investment, foreign currency and forward foreign currency exchange contract transactions	75,567,436	66,488,041
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	4,577,541	50,386,172
Net increase in net assets from operations	$181,346,379	$204,398,133
Distributions to shareholders —
From net investment income	$(93,958,310)	$(93,958,310)
Total distributions	$(93,958,310)	$(93,958,310)

Net increase in net assets	$87,388,069	$110,439,823

Net Assets
At beginning of year	$1,332,626,852	$1,222,187,029
At end of year	$1,420,014,921	$1,332,626,852

Accumulated undistributed net investment income included in net assets
At end of year	$13,155,214	$7,434,717

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended August 31, 2013
Net increase in net assets from operations	$181,346,379
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(1,542,808,490)
Investments sold	1,548,767,984
Increase in short-term investments, net	(8,583,175)
Net amortization/accretion of premium (discount)	81,225
Decrease in restricted cash	2,487,658
Decrease in dividends and interest receivable	470,929
Decrease in interest receivable from affiliated investment	1,112
Increase in receivable for open forward foreign currency exchange contracts	(950,637)
Increase in tax reclaims receivable	(632,831)
Decrease in payable for open forward foreign currency exchange contracts	(422,185)
Increase in payable to affiliate for investment adviser fee	95,322
Increase in accrued expenses	402,329
Net change in unrealized (appreciation) depreciation from investments	(3,083,563)
Net realized gain from investments	(79,783,513)
Net cash provided by operating activities	$97,388,544

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(93,958,310)
Proceeds from notes payable	447,000,000
Repayments of notes payable	(447,000,000)
Net cash used in financing activities	$(93,958,310)

Net increase in cash*	$3,430,234

Cash at beginning of year	$—

Cash at end of year(1)	$3,430,234

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$3,937,234

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(57,565).

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended August 31,
	2013	2012	2011		2010	2009
Net asset value — Beginning of year (Common shares)	$18.300	$16.780	$15.950		$15.320	$24.320

Income (Loss) From Operations
Net investment income(1)	$1.389	$1.202	$1.354	(2)	$1.331	$1.227
Net realized and unrealized gain (loss)	1.101	1.608	0.766		0.589	(8.757)

Total income (loss) from operations	$2.490	$2.810	$2.120		$1.920	$(7.530)

Less Distributions to Common Shareholders
From net investment income	$(1.290)	$(1.290)	$(1.290)		$(1.290)	$(1.470)

Total distributions to common shareholders	$(1.290)	$(1.290)	$(1.290)		$(1.290)	$(1.470)

Net asset value — End of year (Common shares)	$19.500	$18.300	$16.780		$15.950	$15.320

Market value — End of year (Common shares)	$17.630	$16.600	$15.160		$14.750	$13.920

Total Investment Return on Net Asset Value(3)	14.45%	18.42%	13.58%		13.25%	(28.38)%

Total Investment Return on Market Value(3)	14.09%	18.87%	10.96%		15.26%	(24.81)%

Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$1,420,015	$1,332,627	$1,222,187		$1,161,717	$1,116,175
Ratios (as a percentage of average daily net assets applicable to common shares):
Expenses excluding interest and fees(4)	1.19%	1.23%	1.13%		1.04%	1.07%
Interest and fee expense	0.30%	0.45%	0.36%		0.39%	0.99%
Total expenses	1.49%	1.68%	1.49%		1.43%	2.06%
Net investment income	7.14%	6.93%	7.47	%(2)	8.09%	8.66%
Portfolio Turnover	84%	94%	86%		117%	76%
Senior Securities:
Total notes payable outstanding (in 000’s)	$447,000	$447,000	$447,000		$340,000	$340,000
Asset coverage per $1,000 of notes payable(5)	$4,177	$3,981	$3,734		$4,417	$4,283

(1)	Computed using average common shares outstanding.

(2)

Net investment income per share reflects special dividends which amounted to $0.191 per share. Excluding special dividends, the ratio of net investment income to average daily net assets applicable to common shares would have been 6.41% and the ratio of net investment income to average daily net assets applicable to common shares plus average borrowings would have been 4.83%.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

15	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and

16

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Notes to Financial Statements — continued

capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2013, the Fund, for federal income tax purposes, had a capital loss carryforward of $211,855,009 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on August 31, 2017 ($655,404) and August 31, 2018 ($211,199,605). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after August 31, 2013.

During the year ended August 31, 2013, a capital loss carryforward of $44,804,787 was utilized to offset net realized gains by the Fund.

Additionally, at August 31, 2013, the Fund had a net capital loss of $16,404,209 attributable to security transactions incurred after October 31, 2012. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2014.

As of August 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as

17

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Notes to Financial Statements — continued

a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2013 and August 31, 2012 was as follows:

	Year Ended August 31,
	2013	2012

Distributions declared from:
Ordinary income	$93,958,310	$93,958,310

During the year ended August 31, 2013, accumulated net realized loss was decreased by $1,522,595 and accumulated undistributed net investment income was decreased by $1,522,595 due to differences between book and tax accounting, primarily for investments in partnerships, accretion of market discount, distributions from real estate investment trusts (REITs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2013, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$12,339,071
Capital loss carryforward and post October capital losses	$(228,259,218)
Net unrealized appreciation	$252,993,296

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, distributions from REITs, investments in partnerships and foreign currency transactions.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. For the year ended August 31, 2013, the Fund’s investment adviser fee amounted to $15,759,230 or 0.85% of the Fund’s average daily gross assets. EVM also serves as administrator of the Fund, but receives no compensation. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,572,075,145 and $1,538,162,225, respectively, for the year ended August 31, 2013.

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares issued by the Fund for the years ended August 31, 2013 and August 31, 2012.

18

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Notes to Financial Statements — continued

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,611,681,382

Gross unrealized appreciation	$292,397,323
Gross unrealized depreciation	(39,710,505)

Net unrealized appreciation	$252,686,818

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at August 31, 2013 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation

9/30/13	British Pound Sterling 3,878,600	United States Dollar 6,015,778	Citibank NA	$6,320
9/30/13	British Pound Sterling 3,878,600	United States Dollar 6,016,135	Standard Chartered Bank	6,677
9/30/13	British Pound Sterling 3,878,600	United States Dollar 6,015,437	State Street Bank and Trust Co.	5,979
9/30/13	Euro 29,475,314	United States Dollar 39,267,750	Citibank NA	308,382
9/30/13	Euro 29,475,314	United States Dollar 39,270,934	Standard Chartered Bank	311,566
9/30/13	Euro 29,475,314	United States Dollar 39,271,081	State Street Bank and Trust Co.	311,713

				$950,637

At August 31, 2013, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund enters into forward foreign currency exchange contracts.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At August 31, 2013, the Fund had no open derivatives with credit-related contingent features in a net liability position. The aggregate fair value of assets pledged as collateral by the Fund was $1,476,000 at August 31, 2013.

The non-exchange traded derivatives in which the Fund invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At August 31, 2013, the maximum amount of loss the Fund would incur

19

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Notes to Financial Statements — continued

due to counterparty risk was $950,637, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $318,243. To mitigate this risk, the Fund has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund or the counterparty. Counterparties may be required to pledge collateral in the form of cash or U.S. Treasuries for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at August 31, 2013 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$950,637	(1)	$—

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended August 31, 2013 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Forward foreign currency exchange contracts	$(5,186,653	)(1)	$1,372,822	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended August 31, 2013, which is indicative of the volume of this derivative type, was approximately $157,988,000.

8  Committed Facility Agreement

Effective February 6, 2013, the Fund entered into a Committed Facility Agreement (the Agreement) with a major financial institution that allows it to borrow up to $525 million over a rolling 180 calendar day period. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.25% per annum on the unused portion of the commitment if outstanding borrowings are less than 85% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. Prior to February 6, 2013, the Fund had a Committed Facility Agreement with another major financial institution to borrow up to $514 million. Under the terms of such agreement, the Fund was charged interest at a rate above 3-month LIBOR and was payable monthly. The Fund was charged a commitment fee of 0.55% per annum on the unused portion of the commitment. At August 31, 2013, the Fund had borrowings outstanding under the Agreement of $447 million at an interest rate of 0.78%. The carrying amount of the borrowings at August 31, 2013 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at August 31, 2013. For the year ended August 31, 2013, the average borrowings under the agreements and the average interest rate (excluding fees) were $447 million and 0.91%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

20

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2013, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$71,920,117	$—		$—	$71,920,117
Consumer Staples	42,899,886	13,340,081		—	56,239,967
Energy	140,649,789	35,367,047		—	176,016,836
Financials	307,292,250	41,316,824		—	348,609,074
Health Care	115,852,807	42,898,946		—	158,751,753
Industrials	139,970,533	776,582		—	140,747,115
Information Technology	104,241,538	—		—	104,241,538
Materials	59,943,831	—		—	59,943,831
Telecommunication Services	12,885,170	42,508,528		—	55,393,698
Utilities	88,227,429	4,827,080		—	93,054,509

Total Common Stocks	$1,083,883,350	$181,035,088	*	$—	$1,264,918,438

Preferred Stocks
Consumer Staples	$—	$15,308,283		$—	$15,308,283
Energy	—	7,287,765		—	7,287,765
Financials	127,138,229	225,640,710		—	352,778,939
Industrials	—	11,739,802		—	11,739,802
Telecommunication Services	—	2,898,163		—	2,898,163
Utilities	4,038,118	49,209,847		—	53,247,965

Total Preferred Stocks	$131,176,347	$312,084,570		$—	$443,260,917

Corporate Bonds & Notes	$—	$140,257,935		$—	$140,257,935
Short-Term Investments	—	15,930,910		—	15,930,910

Total Investments	$1,215,059,697	$649,308,503		$—	$1,864,368,200

Forward Foreign Currency Exchange Contracts	$—	$950,637		$—	$950,637

Total	$1,215,059,697	$650,259,140		$—	$1,865,318,837

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended August 31, 2013 is not presented. At August 31, 2013, there were no investments transferred between Level 1 and Level 2 during the year then ended.

21

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”), including the portfolio of investments, as of August 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Dividend Income Fund as of August 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 15, 2013

22

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $112,300,479, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2013 ordinary income dividends, 59.07% qualifies for the corporate dividends received deduction.

23

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on June 21, 2013. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Benjamin C. Esty, Allen R. Freedman and Lynn A. Stout as Class I Trustees of the Fund for a three-year term expiring in 2016.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	65,027,784	1,484,606
Benjamin C. Esty	64,992,376	1,520,014
Allen R. Freedman	64,850,013	1,662,377
Lynn A. Stout	64,675,200	1,837,190

24

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

25

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                          Date

Shareholder signature                                                          Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Dividend Income Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of August 31, 2013, Fund records indicate that there are 77 registered shareholders and approximately 53,339 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVT.

26

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

27

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

28

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider as well as a customized peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2012 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. In considering the Fund’s total expense ratio and management fees, the Board noted the impact of the Fund’s use of leverage. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

29

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Management and Organization

Fund Management.  The Trustees of Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 189 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2014. 3 years. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 189 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2016. 3 years. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2016. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2016. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2015. 3 years. Trustee since 2003.

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Tax-Advantaged Dividend Income Fund

August 31, 2013

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2015. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2016. 3 years. Trustee since 2003.

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2014. 2 years. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2015. 3 years. Chairman of the Board since 2007 and Trustee since 2005.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years
Judith A. Saryan 1954	President	Since 2011	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

James F. Kirchner(2) 1967	Treasurer	Since 2013	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as Board members of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	Prior to 2013, Mr. Kirchner served as Assistant Treasurer of the Fund since 2007.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and portfolio characteristics available on the Eaton Vance website after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2004-10/13	CE-TADISRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended August 31, 2012 and August 31, 2013 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	8/31/12	8/31/13
Audit Fees	$80,900	$60,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,820	$12,230
All Other Fees(3)	$1,240	$0

Total	$93,960	$72,830

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the registrant by D&T for the registrant’s fiscal years ended August 31, 2012 and August 31, 2013; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	8/31/12	8/31/13
Registrant	$13,060	$12,230
Eaton Vance(1)	$606,619	$417,309
(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Ronald A. Pearlman, Helen Frame Peters and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the

Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

John H. Croft, Aamer Khan and Judith A. Saryan and other Eaton Vance investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Croft and Khan and Ms. Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Messrs. Croft and Khan have been Eaton Vance analysts for more than five years and are Vice Presidents of EVM and BMR. Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
John H. Croft
Registered Investment Companies	5	$1,531.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8	$120.3	0	$0

Aamer Khan
Registered Investment Companies	5	$4,249.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Judith A. Saryan
Registered Investment Companies	6	$5,275.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
John H. Croft	None
Aamer Khan	None
Judith A. Saryan	$10,001-$50,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date:	October 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	October 8, 2013

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date:	October 8, 2013